   As filed with the Securities and Exchange Commission on December 13, 1996

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF
                      THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported):  DECEMBER 13, 1996


                      EQUITY RESIDENTIAL PROPERTIES TRUST
               (Exact Name of Registrant as Specified in Charter)


            MARYLAND                      1-12252             36-3877868
    (STATE OR OTHER JURISDICTION        (COMMISSION        (I.R.S. EMPLOYER
  OF INCORPORATION OR ORGANIZATION)      FILE NUMBER)     IDENTIFICATION NO.)


                  TWO NORTH RIVERSIDE PLAZA, SUITE 400          60606
                            CHICAGO, ILLINOIS                 (Zip Code)
                (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


      Registrant's telephone number, including area code:  (312) 474-1300

                                NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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

ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


Exhibit
Number            Exhibit
-------           -------

  5               Opinion of Rosenberg & Liebentritt, P.C., with an opinion of
                  Hogan & Hartson L.L.P. attached thereto as Exhibit A, which are being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 333-12211, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, are set forth in full in such registration statement.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  December 13, 1996            By:   /s/  Bruce C. Strohm
                                          ------------------------------------
                                         Bruce C. Strohm, Secretary, Executive
                                         Vice President and
                                         General Counsel

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